UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2018

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities
On February 23, 2018, Centene Corporation, a Delaware corporation (“Centene”), MHM Services, Inc., a Delaware corporation (“MHM”), and certain other parties entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, MHM will be merged into a direct wholly owned subsidiary of Centene.
In the transaction, each outstanding share of common stock of MHM, par value $0.01 per share, subject to certain exceptions, will be converted into the right to receive the per-share portion of the merger consideration. The merger consideration includes $178,500,000 in shares of common stock, par value $0.001 per share, of Centene (“Centene Common Stock”). The number of shares of Centene Common Stock issued will be based on the volume weighted average of the sale prices per share of Centene Common Stock for the ten trading days before the closing of the transaction. Assuming a volume weighted average price of $100.45, the closing price of Centene Common Stock on February 23, 2018, Centene would issue approximately 1,777,003 shares of Centene Common Stock as partial merger consideration. The exact number of shares issued may be higher or lower.
All shares of Centene Common Stock to be issued in the transaction will be issued to former stockholders of MHM pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Each former stockholder of MHM receiving Centene Common Stock will make certain representations and warranties to Centene regarding, among other things, whether it is an accredited investor and its investment intent.
Item 8.01 Other Events.
On February 26, 2018, Centene issued a press release announcing the execution of the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of Centene Corporation, dated February 26, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	February 27, 2018	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer